                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report: (Date of earliest event reported):
                      January 26, 1999 (January 14, 1999)


                                 GREY WOLF, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                 TEXAS                                  1-8226                                74-2144774
       (STATE OF INCORPORATION)                (COMMISSION FILE NUMBER)           (IRS EMPLOYER IDENTIFICATION NO.)



                        10370 RICHMOND AVENUE, SUITE 600
                            HOUSTON, TEXAS 77042-4136
              (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)



                                 (713) 435-6100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




                                (NOT APPLICABLE)
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS

CIT LOAN AGREEMENT

         On January 15, 1999, Grey Wolf, Inc. (the "Company") issued a press release announcing that on January 14, 1999, the Company and its subsidiaries entered into a $50.0 million credit facility with the CIT Group/Business Credit, Inc. ("CIT"). This facility replaces the Company's previous credit facility.

         The CIT credit facility is a four year revolving facility with periodic interest payments based upon the Company's Debt Service Coverage ratio. During the first year, interest is fixed at LIBOR plus 2.5% or prime plus 1%. Substantially all of the Company's assets, including its drilling rigs and related drilling equipment, are pledged as collateral under the CIT credit facility.

CERTAIN COVENANTS

         The CIT credit facility contains covenants which are different from those contained in the Company's previous credit facility. The CIT credit facility contains covenants limiting the ability of the Company and its subsidiaries to, among other things, pay Dividends, make any voluntary or optional payment or prepayment on or redemption of any Indebtedness, incur additional Indebtedness, make Investments, permit Liens, enter into transactions with Affiliates, incur dividend and other payment restrictions affecting Subsidiaries, enter into consolidation, merger, conveyance, lease or transfer transactions, enter into any partnerships or joint ventures or engage in unrelated lines of business. In addition, the CIT credit facility imposes financial covenants upon the Company relating to the value of the Company's Domestic Rigs and the Company's Minimum Net Worth and Debt Service Coverage ratio levels if its cash on hand and borrowing capacity under the credit facility falls below $25.0 million. These covenants are subject to certain exceptions and qualifications as provided in the CIT credit facility.

         Certain capitalized terms used herein have the meaning assigned to them in the CIT credit facility which is filed as an exhibit hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      EXHIBITS

         Exhibit 10.1 Loan Agreement among Grey Wolf Drilling Company L.P., As Borrower, Grey Wolf, Inc., Grey Wolf Holdings Company, Grey Wolf LLC, DI Energy, Inc., Grey Wolf International, Inc., DI/Perfensa, Inc., and Murco Drilling Corp., As Guarantors, The Lending Institutions Listed herein and The CIT Group/Business Credit, Inc. As Agent, dated as of January 14, 1999.


         Exhibit 99.1         Grey Wolf, Inc. Press Release, dated January 15,
                              1999.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 26, 1999


                                  GREY WOLF, INC.



                                  /s/  DAVID W. WEHLMANN
                                  --------------------------------------------
                                       David W. Wehlmann,
                                       Senior Vice President,
                                       Chief Financial Officer and
                                       Secretary

                                INDEX OF EXHIBITS


         Exhibit Number       Description
         --------------       -----------
         Exhibit 10.1         Loan Agreement among Grey Wolf Drilling Company
                              L.P., As Borrower, Grey Wolf, Inc., Grey Wolf
                              Holdings Company, Grey Wolf LLC, DI Energy, Inc.,
                              Grey Wolf International, Inc., DI/Perfensa, Inc.,
                              and Murco Drilling Corp., As Guarantors, The
                              Lending Institutions Listed herein and The CIT
                              Group/Business Credit, Inc. As Agent, dated as of
                              January 14, 1999.


         Exhibit 99.1         Grey Wolf, Inc. Press Release, dated January 15,
                              1999.